UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 8, 2012

MEDICAL CARE TECHNOLOGIES INC.
 (Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

26-4227137
(I.R.S. Employer Identification Number)

000-53665
(Commission File Number)

Room 815, No. 2 Building, Beixiaojie, Dongzhimen Nei, Beijing, China
(Address of principal executive offices)

011 8610 6407 0580
(Issuer's telephone number)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations
Item 1.01  Entry into a Material Definitive Agreement.

On October 8, 2012, Medical Care Technologies Inc. (the "Company") executed an Executive Officer Employment Agreement (the “Agreement”), between the Company and Thomas J. (Joe) Hall II to appoint Mr. Hall as its Chief Operating Officer. The Agreement provides for a 6-month term, renewal upon mutual agreement and the remuneration and issuance of 80,000,000 restricted shares of the Company’s common stock.

The foregoing summary of the Executive Officer Employment Agreement with Thomas J. (Joe) Hall II is not intended to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 10.58 and is incorporated herein by reference. All statements made herein concerning the Agreement are qualified by reference to said Exhibit.

Section 3 – Securities and Trading Markets
Item 3.02  Unregistered Sales of Equity Securities.

The disclosure set forth above under Item 1.01 (Entry into a Material Definitive Agreement) is incorporated by reference into this Item 3.02. The issuance of the 80,000,000 shares to Thomas J. (Joe) Hall described in Item 1.01 above were issued in reliance upon an exemption from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.  Mr. Hall, as Chief Operating Officer of the Company had access to information concerning the operations and financial condition of the Company, is acquiring the securities for his own account and not with a view to the distribution thereof, and is an “accredited investor” as such term is defined in Rule 501 (a) of Regulation D promulgated under the Securities Act. At the time of the issuance, the shares will be deemed to be restricted securities for purposes of the Securities Act and the certificate representing the securities shall bear legends to that effect.

On October 9, 2012, the Company issued 80,000,000 restricted shares of common stock to Thomas J. (Joe) Hall II. The issuance was in reliance upon an exemption from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 8, 2012, Mr. Luis Kuo accepted the promotion from Chief Operating Officer to President of the Company.  Mr. Kuo’s predecessor, Madame Ning Wu, stepped down as President to accommodate Kuo’s appointment but maintains her role as Chief Executive Officer and will continue to serve on the Board of Directors of the Company.

Section 7 – Regulation FD Disclosure
Item 7.01 Regulation FD Disclosure.

On October 12, 2012, the Company issued a press release announcing Luis Kuo’s transition from Chief Operating Officer to President of the Company and the appointment of Thomas J. (Joe) Hall II to its Chief Operating Officer.

A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

Section 9 – Financial Statements and Exhibits
Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

10.58	Executive Officer Employment Agreement dated October 8, 2012 between Medical Care Technologies Inc. and Thomas J. (Joe) Hall II

99.1	Press Release dated October 12, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 12, 2012

MEDICAL CARE TECHNOLOGIES INC.

/s/ Ning C. Wu
Ning C. Wu
Chief Executive Officer & Director

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